Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Crdentia Corp. (the "Company") on Form 10-QSB for the period ended March 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, James D. Durham, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for the purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to my knowledge:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


Date:  May 16, 2005                         By:  /S/  James D. Durham
                                               -----------------------
                                                      James D. Durham
                                                      Chairman and Chief
                                                      Executive Officer


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